THE BANK OF NEW YORK MELLON

OUR NO.
S00059915

CORRESPONDENT'S REF. NO.
GU209342BGA

DATE
MARCH 24 2011

BENEFICIARY
STERLING BANCORP
650 FIFTH AVE
NEW YORK NY 10019

CORRESPONDENT:
RABOBANK NEDERLAND
CROESELAAN 18
3521CB UTRECHT THE NETHERLANDS

DATE OF ORIGINAL ISSUE:
JULY 29 2010

AMENDMENT DATE:
MARCH 24 2011

GENTLEMEN/LADIES:

THE ABOVE MENTIONED INSTRUMENT INCLUDING ANY PREVIOUS AMENDMENTS IS AMENDED AS FOLLOWS:

ADDITIONAL CONDITIONS
EXPIRY DATE 1 JULY 2011 AT THE BANK OF NEW YORK MELLON
FURTHERMORE AS PER 31ST OF MARCH 31,2011 THE AMOUNT OF THE A/M STANDBY L/C WILL BE DECREASED BY USD300,000.00 DOWN TO USD1,500,000.00.
THIS AMENDMENT IS SUBJECT TO THE BENEFICIARY'S CONSENT. PLEASE FAX A COPY OF THIS AMENDMENT ALONG WITH YOUR SIGNATURE AS YOUR AGREEMENT TO THE ABOVE STATED AMENDMENT.
PLEASE FAX YOUR AGREEMENT TO
THE BANK OF NEW YORK MELLON
FAX: (732)667-9268

AGREEMENT TO AMENDMENT
AUTHORIZED SIGNATURE

ALL OTHER CONDITIONS REMAIN UNCHANGED.

YOURS VERY TRULY

AUTHORIZED SIGNATURE

TRN DCM-110324-1802980 BMXA PSN 08493 S903PF92